Exhibit 10.13

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of March 17, 2020 by and among (i) International General Insurance Holdings Ltd., a Bermuda exempted company (including any successor entity thereto “Pubco”), (ii) Lagniappe Ventures LLC, a Delaware limited liability company, in the capacity under the Business Combination Agreement (defined below) as the Purchaser Representative (including any successor Purchaser Representative appointed in accordance therewith, the “Purchaser Representative”), and (iii) the undersigned parties listed as “Investors” on the signature page hereto (together with permitted assigns, each, an “Investor” and collectively, the “Investors”).

WHEREAS, on October 10, 2019, (i) Tiberius Acquisition Corporation, a Delaware corporation (together with its successors, “Purchaser”), (ii) the Purchaser Representative, (iii) International General Insurance Holdings Ltd., a company organized under the laws of the Dubai International Financial Centre (the “Company”), and (iv) Wasef Jabsheh, in the capacity thereunder as the Seller Representative (the “Seller Representative”), entered into that certain Business Combination Agreement (as amended, modified or supplemented from time to time in accordance with the terms thereof, including pursuant to the joinder agreements referenced below, the “Business Combination Agreement”), to which Pubco and its newly-formed wholly-owned subsidiary organized in Delaware (“Merger Sub”) became parties thereto pursuant to joinder agreements entered into after the date thereof;

WHEREAS, on or after the date of the Business Combination Agreement, certain shareholders of the Company (each a “Seller”), including the Investors, constituting all or substantially all of the shareholders of the Company, each entered into a Share Exchange Agreement with the Company, Purchaser and the Seller Representative (each, an “Exchange Agreement”);

WHEREAS, pursuant to the Business Combination Agreement and the Exchange Agreements, subject to the terms and conditions thereof, among other matters, (a) Purchaser will merge with and into Merger Sub (the “Merger”), with Purchaser continuing as the surviving entity and a wholly-owned subsidiary of Pubco, and with holders of Purchaser’s securities receiving substantially equivalent securities of Pubco, and (b) Pubco will acquire all or substantially all of the issued and outstanding capital shares of the Company from the Sellers in exchange for a mix of cash and common shares of Pubco (subject to the withholding of the Escrow Shares in accordance with the terms and conditions of the Business Combination Agreement, the Share Exchange Agreements and the Escrow Agreement), with the Company becoming a subsidiary of Pubco (the “Share Exchange” and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, in connection with the execution of the Business Combination Agreement, the Purchaser Representative and certain of the Investors (the “Lock-Up Investors”) entered into Lock-Up Agreements (as amended from time to time in accordance with the terms thereof, including pursuant to the joinder agreements reference below, the “Lock-Up Agreements”), to which Pubco became a party thereto pursuant to joinder agreements entered into after the date thereof, pursuant to which each Lock-Up Investor agreed not to transfer its Exchange Shares for a certain period of time after the Closing (subject to earlier release upon certain events) as stated in the applicable Lock-Up Agreement or to transfer their rights to the Escrow Shares while such shares are held in escrow under the Escrow Agreement; and

WHEREAS, the parties desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the Exchange Shares and certain other securities of Pubco received by the Investors (including any Escrow Shares upon their release from escrow to the Investors and any additional Exchange Shares issued after the Closing pursuant to Section 2.5 of the Business Combination Agreement).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Combination Agreement” is defined in the recitals to this Agreement.

“Company” is defined in the recitals to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Dispute” is defined in Section 6.9.

“Founder Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of March 15, 2018, among Purchaser and the investors named therein, as amended on or about the date hereof, and as it may further be amended in accordance with the terms thereof.

“Founder Securities” means those securities included in the definition of “Registrable Security” specified in the Founder Registration Rights Agreement.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor(s)” is defined in the preamble to this Agreement, and include any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under this Agreement and, with respect to a Lock-Up Investor, its Lock-Up Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Lock-Up Agreements” is defined in the recitals to this Agreement.

“Lock-Up Investors” is defined in the recitals to this Agreement.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Piggy-Back Registration” is defined in Section 2.2.1.

“PIPE Securities” means any securities which Purchaser or Pubco may have obligations to register under the Commitment Agreements.

“Pro Rata” is defined in Section 2.1.4.

“Proceeding” is defined in Section 6.10.

“Pubco” is defined in the preamble to this Agreement, and shall include Pubco’s successors by merger, acquisition, reorganization or otherwise.

“Purchaser” is defined in the recitals to this Agreement.

“Purchaser Representative” is defined in the preamble to this Agreement.

“Register,” “Registered” and “Registration” mean a registration or offering effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means all of the Exchange Shares, including any shares held in escrow as Escrow Shares and any additional Exchange Shares to be issued after the Closing pursuant to Section 2.5 of the Business Combination Agreement. Registrable Securities include any warrants, capital shares or other securities of Pubco issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Exchange Shares. Registrable Securities also includes any Founder Shares (as defined in the Founder Registration Rights Agreement) or Private Placement Warrants (as defined in the Founder Registration Rights Agreement) which are transferred to any Investor in connection with the Transactions. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Pubco and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are freely saleable under Rule 144 without volume or other limitations. Notwithstanding anything to the contrary contained herein, a Person shall be deemed to be an “Investor holding Registrable Securities” under this Agreement only if they are an Investor or a transferee of the Registrable Securities (so long as they remain Registrable Securities) of any Investor permitted under this Agreement, any applicable Lock-Up Agreement, the Escrow Agreement and, if applicable, the Sponsor Share Letter (and the provisions of the Insider Letter to the extent incorporated therein).

“Registration Statement” means a registration statement filed by Pubco with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale or resale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, including all amendments thereto, including post-effective amendments (other than a registration statement on Form S-4, F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Resolution Period” is defined in Section 6.9.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Sellers” is defined in the recitals to this Agreement.

“Short Form Registration” is defined in Section 2.3.

“Specified Courts” is defined in Section 6.10.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time after the Closing Date, any Investor who owned at least twenty-five percent (25%) of the Registrable Securities as of the Closing Date (after giving effect to the Closing) may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be registered and/or sold and the intended method(s) of distribution thereof. Within ten (10) days following receipt of any request for a Demand Registration, Pubco will notify all other Investors holding Registrable Securities of the demand, and each Investor holding Registrable Securities who wishes to include all or a portion of such Investor’s Registrable Securities in the Demand Registration (each such Investor including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify Pubco within three (3) days after the receipt by the Investor of the notice from Pubco. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. Pubco shall not be obligated to effect more than an aggregate of five (5) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities. Notwithstanding anything in this Section 2 to the contrary, Pubco shall not be obligated to effect a Demand Registration, (i) if a Piggy-Back Registration had been available to the Demanding Holder(s) within the one hundred twenty (120) days preceding the date of request for the Demand Registration (and the Demanding Holders were able to register or sell at least 75% of the shares requested to be registered or sold in such offering), (ii) within sixty (60) days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant this Section 2.1 or (iii) during any period (not to exceed one hundred eighty (180) days) following the closing of the completion of an offering of securities by Pubco if such Demand Registration would cause Pubco to breach a “lock-up” or similar provision contained in the underwriting agreement for such offering. For the avoidance of doubt, a Demand Registration may be either a request to file a Registration Statement, including a resale Registration Statement, or a request to conduct an offering on a new Registration Statement or off an existing shelf Registration Statement.

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the SEC with respect to such Demand Registration has been declared effective and Pubco has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the SEC or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) Jabsheh, if he is a Demanding Holder, or otherwise, a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that Pubco shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If the Demanding Holder who initiated the Demand Registration so elects and advises Pubco as part of its written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any Demanding Holder to include its Registrable Securities in such registration shall be conditioned upon such Demanding Holder’s participation in such underwriting and the inclusion of such Demanding Holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Investor initiating the Demand Registration.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises Pubco and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Pubco Common Shares or other securities which Pubco desires to sell and the Pubco Common Shares or other securities, if any, as to which registration by Pubco has been requested pursuant to written contractual piggy-back registration rights held by other security holders of Pubco who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then Pubco shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Pubco Common Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Founder Securities, Pro Rata among the holders of Founder Securities based on the number of Founder Securities requested by such holders to be included in such registration, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Founder Registration Rights Agreement that can be sold without exceeding the Maximum Number of Shares; and (iii) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares. In the event that Pubco securities that are convertible into Pubco Common Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Pubco securities on an as-converted to Pubco Common Share basis.

2.1.5 Withdrawal. If the Investor who initiated the Demand Registration disapproves of the terms of any underwriting or is not entitled to include all of its Registrable Securities in any offering, then such Investor may elect to withdraw from such offering by giving written notice to Pubco and the Underwriter or Underwriters of its request to withdraw prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration or the pricing of the related offering. If the Investor who initiated the Demand Registration withdraws from a proposed offering relating to a Demand Registration in such event, then such registration shall not count as a Demand Registration provided for in Section 2.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time after the Closing Date Pubco proposes to file a Registration Statement under the Securities Act with respect to the registration of or an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by Pubco for its own account or for security holders of Pubco for their account (or by Pubco and by security holders of Pubco including pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Pubco or (iv) for a dividend reinvestment plan, then Pubco shall (x) give written notice of such proposed filing to Investors holding Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such registration or offering, the intended method(s) of distribution (if any), and the name of the proposed managing Underwriter or Underwriters of the offering (if any), and (y) offer to Investors holding Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Investors may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such registration by Pubco or another demanding shareholder, Pubco shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of Pubco and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Investors holding Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Pubco and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Pubco Common Shares or other Pubco securities which Pubco desires to sell, taken together with the Pubco Common Shares or other Pubco securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Pubco Common Shares or other Pubco securities, if any, as to which registration has been requested pursuant to the written contractual piggyback registration rights of other security holders of Pubco, exceeds the Maximum Number of Shares, then Pubco shall include in any such registration:

(a) If the registration is undertaken for Pubco’s account: (i) first, the Pubco Common Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Founder Securities and the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, Pro Rata among the holders of Founder Securities and such Investors based on the number of Founder Securities and Registrable Securities requested by such holders to be included in such registration, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Founder Registration Rights Agreement or this Agreement that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Pubco Common Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares;

(b) If the registration is a “demand” registration undertaken at the demand of holders of Founder Securities, (i) first, the Founder Securities for the account of the demanding holders, Pro Rata among such holders based on the number of Founder Securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Pubco Common Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2, Pro Rata among the holders of Registrable Securities based on the number of Registrable Securities requested by such holders to be included in such registration, pursuant to the applicable written contractual piggy-back registration rights of this Agreement that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares; and

(c) If the registration is a “demand” registration undertaken at the demand of Persons other than Investors holding Registrable Securities or the holders of Founder Securities, (i) first, the Pubco Common Shares or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Pubco Common Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Founder Securities and Registrable Securities, Pro Rata among the holders of Founder Securities and Registrable Securities based on the number of securities requested by such holders to be included in such registration, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Founder Registration Rights Agreement and this Agreement that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares.

In the event that Pubco securities that are convertible into Pubco Common Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Pubco securities on an as-converted to Pubco Common Share basis.

2.2.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Pubco of such request to withdraw prior to the effectiveness of the Registration Statement or if the Registration Statement is already effective, prior to the pricing of the offering. Pubco (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement or, if the Registration Statement is already effective, prior to the pricing of the offering without any liability to the applicable Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, Pubco shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 by Investors holding Registrable Securities that requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3 Short Form Registration. After the Closing Date, any Investor who owned at least twenty-five percent (25%) of the Registrable Securities as of the Closing Date (after giving effect to the Closing) may at any time and from time to time, request in writing that Pubco register the resale of any or all of such Registrable Securities on Form S-3 or F-3 when such form becomes available or any similar short-form registration which may be available at such time (“Short Form Registration”); provided, however, that Pubco shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, Pubco will promptly give written notice of the proposed registration to all other Investors holding Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such Investors’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities, if any, of any other Investors joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from Pubco; provided, however, that Pubco shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Short Form Registration is not available to Pubco for such offering; or (ii) if Investors holding Registrable Securities, together with the holders of any other securities of Pubco entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

2.4 Resale Registration Statement. Within 30 days following Closing, Pubco must file a resale Registration Statement on Form F-1, F-3, S-1 or S-3 covering all Registrable Securities and must use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as possible thereafter. Such Registration Statement may be the same Registration Statement filed by Pubco pursuant to other registration rights agreements. At such time as Pubco becomes eligible to use a Form F-3 or S-3, Pubco shall seek to convert the Form F-1 or S-1 to a Form F-3 or S-3, as applicable, with respect to Registrable Securities.

2.5 Registrable Securities Subject to Transfer Restrictions. Notwithstanding anything to the contrary contained in this Agreement, any Registrable Securities Registered on a Registration Statement that are (i) held by a Lock-Up Investor during the Lock-Up Period (as such term is defined in such Lock-Up Investor’s Lock-Up Agreement), (ii) Escrow Shares while they are held in the Escrow Account in accordance with the Escrow Agreement, the Business Combination Agreement and the Exchange Agreements and not distributed to the Investors or (iii) Founder Shares or Private Placement Warrants subject to vesting and transfer restrictions under the Sponsor Share Letter (including pursuant to the provisions of the Insider Letter incorporated therein), may not be sold or transferred under the Registration Statement while subject to such transfer restrictions.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever Pubco is required to effect the registration of any Registrable Securities pursuant to Section 2, Pubco shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. Pubco shall use its commercially reasonable efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the SEC a Registration Statement on any form for which Pubco then qualifies or which counsel for Pubco shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and use its commercially reasonable efforts to keep it effective for the period required by Section 3.1.3; provided, however, that Pubco shall have the right to defer any Demand Registration for up to ninety (90) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if Pubco shall furnish to Investor requesting to include their Registrable Securities in such registration a certificate signed by the President, Chief Executive Officer or Chairman of Pubco stating that, in the good faith judgment of the Board of Directors of Pubco, it would be materially detrimental to Pubco and its shareholders for such Registration Statement to be effected at such time or the filing would require premature disclosure of material information which is not in the interests of Pubco to disclose at such time; provided further, however, that Pubco shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. Pubco shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to Investors holding Registrable Securities included in such registration, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case excluding all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Investors holding Registrable Securities included in such registration or legal counsel for any such Investors may request in order to facilitate the disposition of the Registrable Securities owned by such Investors.

3.1.3 Amendments and Supplements. Pubco shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4 Notification. After the filing of a Registration Statement, Pubco shall promptly, and in no event more than three (3) Business Days after such filing, notify Investors holding Registrable Securities included in such Registration Statement of such filing, and shall further notify such Investors promptly and confirm such advice in writing in all events within three (3) Business Days after the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the SEC of any stop order (and Pubco shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the SEC for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to Investors holding Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the SEC a Registration Statement or prospectus or any amendment or supplement thereto, Pubco shall furnish to the Investor holding the largest amount of Registrable Securities included in such Registration Statement, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Investor with a reasonable opportunity to review such documents and comment thereon.

3.1.5 State Securities Laws Compliance. Pubco shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Investors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable Investors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action to which it would be subject to general service of process or to taxation in any such jurisdiction where it is not then otherwise subject.

3.1.6 Agreements for Disposition. Pubco shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of Pubco, the principal financial officer of Pubco, the principal accounting officer of Pubco and all other officers and members of the management of Pubco shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. Pubco shall make available for inspection by Investors holding Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Investor holding Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of Pubco, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided that Pubco may require execution of a confidentiality agreement prior to sharing any such information.

3.1.9 Opinions and Comfort Letters. Pubco shall request its counsel and accountants to provide customary legal opinions and customary comfort letters, to the extent so required by any underwriting agreement.

3.1.10 Earnings Statement. Pubco shall comply with all applicable rules and regulations of the SEC and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. Pubco shall use its commercially reasonable efforts to cause all Registrable Securities that are Pubco Common Shares included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Pubco are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to Investors holding a majority-in-interest of the Registrable Securities included in such registration.

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $50,000,000, Pubco shall use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.1.13 Other. Pubco shall cooperate reasonably with, and take customary actions as may reasonably be requested by the Investors, in connection with any registration of Registrable Securities.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Pubco of the happening of any event of the kind described in Section 3.1.4(iv), or in the event that the financial statements contained in the Registration Statement become stale, or in the event that the Registration Statement or prospectus included therein contains a misstatement of material fact or omits to state a material fact due to a bona fide business purpose, or, in the case of a resale registration on Short Form Registration pursuant to Section 2.3 hereof, upon any suspension by Pubco, pursuant to a written insider trading compliance program adopted by Pubco’s Board of Directors, of the ability of all “insiders” covered by such program to transact in Pubco’s securities because of the existence of material non-public information, each Investor holding Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv), or the Registration Statement is updated so that the financial statements are no longer stale, or the restriction on the ability of “insiders” to transact in Pubco’s securities is removed, as applicable, and, if so directed by Pubco, each such Investor will deliver to Pubco all copies, other than permanent file copies then in such Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. Subject to Section 4, Pubco shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, any registration on Short Form Registration effected pursuant to Section 2.3 and any resale registration pursuant to Section 2.4, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) Pubco’s internal expenses (including all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Pubco and fees and expenses for independent certified public accountants retained by Pubco (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by Pubco in connection with such registration; and (ix) the reasonable fees and expenses of one legal counsel selected by Investors holding a majority-in-interest of the Registrable Securities included in such registration. Pubco shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders.

3.4 Information. Investors holding Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by Pubco, or the managing Underwriter, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws. Investors selling Registrable Securities in any offering must provide all questionnaires, powers of attorney, custody agreements, stock powers, and other documentation reasonably requested by Pubco or the managing Underwriter.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Pubco. Pubco agrees to indemnify and hold harmless each Investor, and each Investor’s officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls an Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement or prospectus, or any related free writing prospectus, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Pubco of the Securities Act or any rule or regulation promulgated thereunder applicable to Pubco and relating to action or inaction required of Pubco in connection with any such registration (provided, however, that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pubco, such consent not to be unreasonably withheld, delayed or conditioned); and Pubco shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that Pubco will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, or any related free writing prospectus, in reliance upon and in conformity with information furnished to Pubco, in writing, by such selling holder expressly for use therein. Pubco also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Each Investor selling Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Investor, indemnify and hold harmless Pubco, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other Person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or any related free writing prospectus, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Pubco by such selling Investor expressly for use therein (provided, however, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the indemnifying selling holder, such consent not to be unreasonably withheld, delayed or conditioned), and shall reimburse Pubco, its directors and officers, each Underwriter and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling Investor’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Investor.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or if such Indemnified Party might have additional or different defenses than the Indemnifying Party. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party or insufficient in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation and no holder of Registrable Securities shall be required to provide contribution if it was not otherwise required to provide indemnification in accordance with the provisions hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. Pubco covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as Investors holding Registrable Securities may reasonably request, all to the extent required from time to time to enable such Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Pubco further covenants to remove the securities legends on Registrable Securities (or securities of Pubco held by an Investor which are not Registrable Securities) when the shares are freely tradable under Rule 144 or other applicable laws, including providing appropriate instructions and opinions to Pubco’s transfer agent (but subject to any other legends required in connection with any transfer restrictions under a Lock-Up Agreement, the Escrow Agreement or the Sponsor Share Letter (including the provisions of the Insider Letter to the extent incorporated therein).

6. MISCELLANEOUS.

6.1 Other Registration Rights. Pubco represents and warrants that as of the date of this Agreement, no Person, other than the holders of (i) the Registrable Securities, (ii) the Founder Securities and (iii) PIPE Securities, has any right to require Pubco to register any of Pubco’s share capital for sale or to include Pubco’s share capital in any registration filed by Pubco for the sale of share capital for its own account or for the account of any other Person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part. This Agreement and the rights, duties and obligations of Investors holding Registrable Securities hereunder may be freely assigned or delegated by such Investor in conjunction with and to the extent of any transfer of Registrable Securities by such Investor. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or of any assignee of the Investors. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2. If the Purchaser Representative is replaced in accordance with the terms of the Business Combination Agreement, the replacement Purchaser Representative shall automatically become a party to this Agreement as if it were the original Purchaser Representative hereunder.

6.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Purchaser Representative, to:

Lagniappe Ventures LLC

3601 N. Interstate 10 Service Rd. W.

Metairie, LA 70002, U.S.A.

Attn: Andrew J. Poole

Telephone No.: (504) 754-6671

Email: APoole@tiberiusco.com

With a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105, USA

Attn:    Stuart Neuhauser, Esq.

             Matthew A. Gray, Esq.

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: sneuhauser@egsllp.com

mgray@egsllp.com

If to Pubco, to:

International General Insurance Holdings Ltd.

74 Abdel Hamid Sharaf Street, P.O. Box 941428

Amman 11194, Jordan

Attn: Rawan Alsulaiman

Facsimile No.: +96265662085

Telephone No.: +962 6 562 2009

Email: Rawan.Alsulaiman@iginsure.com

and

Lagniappe Ventures LLC

3601 N. Interstate 10 Service Rd. W.

Metairie, LA 70002, U.S.A.

Attn: Andrew J. Poole

Telephone No.: (504) 754-6671

Email: APoole@tiberiusco.com

With copies to (which shall not constitute notice):

Freshfields Bruckhaus Deringer LLP

Level 6, Al Sila Tower, Abu Dhabi Global Market

Square, Al Maryah Island

PO Box 129817

Attn: Michael Hilton

Facsimile No.: +971 2 6521 777

Telephone No.: +971 2 6521 700

Email: michael.hilton@freshfields.com

and

Freshfields Bruckhaus Deringer US LLP

601 Lexington Avenue

New York, NY 10022

Attn: Omar Pringle

Facsimile No.: (212) 277-4001

Telephone No.: (212) 277-4000

Email: omar.pringle@freshfields.com

and

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105, USA

Attn:       Stuart Neuhauser, Esq.

                Matthew A. Gray, Esq.

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: sneuhauser@egsllp.com

mgray@egsllp.com

If to an Investor, to: the address set forth underneath such Investor’s name on the signature page.

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. Notwithstanding anything to the contrary contained in this Agreement, in the event that a duly executed copy of this Agreement is not delivered to Pubco and the Purchaser Representative by a Person receiving Exchange Shares in connection with the Closing and/or a Person that is a shareholder of the Company who did not provide a duly executed and delivered Exchange Agreement as contemplated by the Business Combination Agreement, such Person failing to provide such signature shall not be a party to this Agreement or have any rights or obligations hereunder, but such failure shall not affect the rights and obligations of the other parties to this Agreement as amongst such other parties.

6.5 Entire Agreement. This Agreement (together with the Business Combination Agreement, the Exchange Agreements, the Lock-Up Agreements, the Escrow Agreement and the Sponsor Share Letter to the extent incorporated herein, and including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement, the Exchange Agreements or any other Ancillary Document or the rights or obligations of the parties under the Founder Registration Rights Agreement.

6.6 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.7 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of Pubco, the Purchaser Representative and Investors holding a majority-in-interest of the Registrable Securities; provided, that any amendment of this Agreement which imposes material additional liability on an Investor will also require the consent of such Investor. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision

6.8 Remedies Cumulative. In the event a party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9 Dispute Resolution. Any and all disputes, controversies or claims arising out of, relating to, or in connection with this Agreement or the breach, termination or validity hereof, or the transactions contemplated hereby (a “Dispute”) shall be finally resolved by arbitration under the Rules of Arbitration (the “ICC Rules”) of the International Chamber of Commerce (or any successor organization conducting arbitrations, the “ICC”). To the extent that the ICC Rules and this Agreement are in conflict, the terms of this Agreement shall control. The seat of arbitration shall be in New York County, State of New York. The language of the arbitration shall be English. The tribunal shall consist of three arbitrators. The parties to the Dispute shall each be entitled to nominate one arbitrator, provided that where there are multiple claimants or multiple respondents, the multiple claimants jointly and the multiple respondents jointly shall nominate an arbitrator. The third arbitrator, who shall be the presiding arbitrator on the tribunal, shall be nominated by the agreement of the two party-nominated arbitrators or, if they fail to agree on a nomination within fifteen (15) days of the nomination date of the second arbitrator, the third arbitrator shall be promptly selected and appointed by the ICC. The arbitrators shall decide the Dispute in accordance with the substantive law of the state of New York. The proceedings shall be streamlined and efficient, and time is of the essence. An arbitration award rendered by the tribunal shall be final and binding on the parties to the Dispute. Judgment on the award may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, applications for a temporary restraining order, preliminary injunction, or other temporary relief or application for enforcement of a resolution under this Section 6.9 may be made in the Specified Courts.

6.10 Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. Without derogating from the agreement to arbitrate in Section 6.9, each party hereto hereby (i) submits to the exclusive jurisdiction of any state or federal court located in the County of New York in the State of New York (or in any appellate court thereof) (the “Specified Courts”) for the purpose of any claim, action, litigation or other legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and permitted by Section 6.9 (a “Proceeding”), and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any Proceeding, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6.3. Nothing in this Section 6.10 shall affect the right of any party to serve legal process in any other manner permitted by Law.

6.11 WAIVER OF TRIAL BY JURY. WITHOUT DEROGATING FROM THE AGREEMENT TO ARBITRATE IN SECTION 6.9, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE INVESTORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

6.12 Termination of Business Combination Agreement. This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Business Combination Agreement is validly terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

6.13 Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Pubco:

INTERNATIONAL GENERAL INSURANCE HOLDINGS LTD.

By:	/s/ Pervez Rizvi
	Name:	Pervez Rizvi
	Title:	Chief Financial Officer and Director

The Purchaser Representative:

LAGNIAPPE VENTURES LLC, in its capacity under the Business Combination Agreement as the Purchaser Representative

By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Managing Member

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Wasef Jabsheh
Name:	Wasef Jabsheh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

OMAN INTERNATIONAL DEVELOPMENT & INVESTMENT COMPANY SAOG

/s/ Hamid Al Harthi	By:	/s/ Shahid Rasool
Hamid Al Harthi		Name:	Shahid Rasool
Authorised Signatory		Title:	Authorised Signatory
OMINVEST			OMINVEST

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

ARGO RE, LTD.

By:	/s/ Matthew Wilken
	Name:	Matthew Wilken
	Title:	President

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Mohammad Abu Ghazaleh
Name:	Mohammad Abu Ghazaleh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Amir Abu Ghazaleh
Name:	Amir Abu Ghazaleh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Khalifah A Almulhem
Name:	Khalifah A Almulhem

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Hatem Jabsheh
Name:	Hatem Jabsheh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Walid Jabsheh
Name:	Walid Jabsheh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

AL NASSER INVESTMENTS L.L.C.

By:	/s/ Abdulla Nasser Huwaileel Al Mansoori
	Name:	Abdulla Nasser Huwaileel Al Mansoori
	Title:	Chairman

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

Wadad Inc.

By:	/s/ Wael S. Khoury
	Name:	Wael S. Khoury
	Title:	President

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Ahmad Al Misbahi
Name:	Ahmad Al Misbahi

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Ahmad Abu Ghazaleh
Name:	Ahmad Abu Ghazaleh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Hani Jabsheh
Name:	Hani Jabsheh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Mahira Nabulsi
Name:	Mahira Nabulsi

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Ahmad Abu Ghazaleh
Name:	Ahmad Abu Ghazaleh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Rasha M. A. Abu Ghazaleh
Name:	Rasha M. A. Abu Ghazaleh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Sumaya Abu Ghazaleh
Name:	Sumaya Abu Ghazaleh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Sarah Ann Bystrzycki
Name:	Sarah Ann Bystrzycki

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Hana Jabsheh
Name:	Hana Jabsheh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Reina Jabsheh
Name:	Reina Jabsheh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Zeina al-Lozi
Name:	Zeina al-Lozi

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Khaled Sifri
Name:	Khaled Sifri

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Zaid Jabsheh
Name:	Zaid Jabsheh

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Aysha Shurdom
Name:	Aysha Shurdom

{Signature Page to Registration Rights Agreement}

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

Investor:

/s/ Hala Kawasmi
Name:	Hala Kawasmi

{Signature Page to Registration Rights Agreement}